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Exhibit 10.7
                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (this "Agreement") is entered into this ____ day of February, 2000, by and between Rubicon Medical, L.C., a Utah Limited Liability Company (the "Company") and Smith Consulting Services, Inc., a Utah corporation (the "Consultant").

     The Company is interested in retaining Consultant to assist in its business structure, and strategic planning. Consultant has agreed to assist the Company, and, accordingly, the parties want to set forth their understanding in this Agreement.

                                Agreement

     Based on the mutual promised, covenants
 and agreements contained herein, and
for other good and valuable consideration, the receipt and adequacy of which is expressly acknowledged, the Company and Consultant agree as follows:

     1. Consultant is hereby retained by the Company to serve as an independent consultant to provide and services to the Company in connection with its strategic planning, organization structure, contracts, and general business consulting. Consultant agrees to provide such services to the Company as it may from time to time reasonably request, including, without limitation, advice and services with respect to those matters as to which the Consultant has special competence by reason of the business experience, knowledge, and abilities of its management and staff. Consultant's staff and management shall make itself available during reasonable business hours to perform all services reasonably requested by the Company, up to 15 hours per week. In addition to the services provided above, Consultant agrees to perform the following specific duties:

Identify a publicly-held company (the "Public Company")
 which shall be acceptable
to the Company as a merger or reorganization candidate, wherein the Company will merge with the shareholders of the Company owning at least 65% of the Public Company's issued and outstanding shares upon the completion of the merger.

Submit all material documentation regarding the Public Company for review by an attorney and an accountant having expertise in matters relating to securities and
corporate law, financial reporting practices, and related rules and regulations.

Pay all expenses associated with acquiring the Public Company and the accounting fees and costs associated with the preparation and completion of the accounting records necessary to effect the merger or reorganization shall be the responsibility of the Company.

    2. Term. This Agreement shall remain in full force and effect for one year after the date hereof

     3. Compensation. For services rendered under this Agreement, Consultant shall receive shares of the Company's common stock, par value $0.001 per share (the "Common Stock") in an amount that shall equal nine and one half (9-1/2%) of the
total issued and outstanding shares of Common Stock of the Company after the completion of the merger or reorganization of the Company with a Public Company.
All shares of Common Stock issued to Consultant shall be issued under rule 701 promulgated under the Securities Act of 1933, as amended, (the (Securities Act"),
if available with the Company filing all notice required to be filed with the Securities and Exchange Commission (the "Commission") to issue such shares under rule 701.

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     4.     Reimbursement for Costs.  The Company shall pay all reasonable and necessary business expenses incurred by Consultant in the course of providing advice and services to the Company under the terms of this Agreement, provided that Consultant shall obtain verbal authorization from the Company before committing to any such business expenditure in excess of $500.00. Consultant shall provide the Company, on receipt of acceptable documentation, shall pay such expenses by making periodic payments to the Consultant.

     5. Duties of the Company. The Company shall be responsible for paying or performing the following. Paying all expenses including legal fees and costs associated with the merger or reorganization. Such expenses shall include but are not limited to the preparation of any such plan and agreements, related exhibits, notices of and meeting of stockholders, minutes of meetings of stockholders and directors, amendments to articles of incorporation of the Public
Company, preparation of financial statements and pro forma financial statements giving effect to the merger or reorganization and to be included in a corporate information statement required to be submitted to the National Association of Securities Dealers (NASD) to obtain a symbol for trading of a Public Company.

     During the term of this Agreement and for a period of one year following its expiration, once the Company is "public", in that it has completed an offering of shares of its Common Stock to individuals or entities in an offering registered under Securities Act or pursuant to an exemption from registration requirements of the exempt offering the shares issued in such offering are not deemed "restricted securities" as that term is defined under the Securities Act or the Company has completed a merger or reorganization with a "public company" the Company shall (i) submit an information statement to the NASD to have its securities listed for trading on its electronic bulletin board; (ii) maintain "current public information" as that term is defined in Rule 144 promulgated under the Securities Act; (iii) prepare and file a Form 10SB, or such other form required to make the Company a fully reporting company, with the Securities and Exchange Commission and use the Company's best efforts to obtain the effectiveness of such registration statement; and (iv) within sixty days of the completion of the above described offering of the Company's securities, submit an application for listing with Standard and Poors.

Paying all costs associated with obtaining a listing in Standard & Poors Corporate Records or Moody's Investor Service, for the purpose of facilitating secondary trading approval for the Public Company's common stock.

Paying all costs and fees associated with preparing and filing with the Securities and Exchange Commission a registration statement on Form 10 for the purpose of registering the Public Company's securities under section 12(g) of the
Securities Act of 1934 and thus making the
 Public Company subject to the periodic
reporting requirements of Section 13 and 15(d) of the Exchange Act.

     6. Right of First Refusal. The Company hereby gives Consultant a right of first refusal to assist the Company in negotiation and structuring any future acquisitions or mergers with companies, public or private based on similar terms as this Agreement.

     7. Compliance with Securities Laws. The consummation of this Agreement and the transactions herein contemplated, including the issuance of shares of Common Stock by the Company to Consultant as contemplated hereby, constitute the offer and sale of securities under the Securities Act, and certain state statutes. Such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, inter alta, upon the circumstances under which the Consultant acquires


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such shares of Common Stock.  In connection with reliance upon exemptions from the registration and the prospectus delivery requirements for such transactions, the Consultant shall provide the Company with such representations and assurances
as the Company may reasonable request. The parties shall cooperate and utilize their best efforts to document reliance on exemptions from registration under applicable federal and state securities laws.

     8. Independent Contractor. Consultant is retained under the terms of this Agreement as an independent contractor and nothing herein shall be construed
as creating and employer/employee relationship between the parties. Consultant shall be solely liable for the payment of any taxes imposed or arising out of the
payment of the compensation to him by the Company as set forth in this Agreement.

     9. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party.

     10.     Entire Agreement.  This Agreement
 supersedes and supplants all prior
agreements or understanding between the
 parties hereto with respect to the advice and services to be provided by Consultant to the Company. All negotiations, commitment, and understandings of both parties have been incorporated herein. This Agreement cannot be changed therewith.

     11. Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight delivery:

If to the Company, to:   Rubicon Medical, L.C.
                         Attn: Chairman, Board of Directors
                         2064 W. Alexander, Suite A
                         Salt Lake City, UT 84119
                         Telecopy No: (801) 886-9000

If to Consultant, to:    Smith Consulting Services, Inc.
                         Attn:  Karl Smith, President
                         455 East 500 South, Suite 201
                         Salt Lake City, Utah 84111
                         Telecopy No: (801) 532-1765

Or such other address and facsimile numbers as shall be furnished by any party in the manner for giving notices hereunder, and any such notice, demand, request,
or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, three days after the date so mailed,
or one day after the date so sent by overnight delivery.

      12.     Governing Law.  This Agreement
 shall be governed by and interpreted
in accordance with the laws of the State of Utah.

      13. Severability. If, and to the extent that, any court of competent jurisdiction holds any provision of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

    14. Third Party Beneficiary. No director, officer, stockholder, employer, agent, independent contractor, or any other person or entity shall be deemed to be a third party of this Agreement.
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     15.     Waiver.  No failure by any party
 to insist on the strict performance
of any covenant, duty, agreement, or condition of the Agreement, or to exercise any right or remedy consequent on a breach thereof, shall constitute a waiver of any such breach or any other covenant, agreement, term, or condition.

                              The Company:
                              Rubicon Medical, L.C.
                              By:_______________________
            Chairman, Board of Directors

                              The Consultant:
                              Smith Consulting Services, Inc.



                              By:_____________________
                                   Karl Smith, President